                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM 8 - K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 2005

                                -----------------

                       S&P MANAGED FUTURES INDEX FUND, LP
             (Exact name of registrant as specified in its charter)

      DELAWARE                       000-50565                      90-0080448
   (State or other                  (Commission                   (IRS Employer
     jurisdiction                   File Number)                  Identification
  of incorporation)                                                      Number)


                           C/O REFCOFUND HOLDINGS, LLC
                         ONE WORLD FINANCIAL CENTER 200
                            LIBERTY STREET - TOWER A
                            NEW YORK, NEW YORK 10281
                    (Address of principal executive offices)


                                 (212) 693-7000
              (Registrant's telephone number, including area code)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a- 12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

CURRENT STATUS OF FUND OPERATIONS.

On October 10, 2005, Refco, Inc., the ultimate parent of RefcoFund Holdings, LLC (the "General Partner"), the general partner of the S&P Managed Futures Index Fund, LP (the "Fund") announced that it had discovered through an internal review a receivable owed to Refco, Inc., by an entity controlled by Phillip R. Bennett, the then Chief Executive Officer and Chairman of the Board of Directors of Refco, Inc., in the amount of approximately $430 million. Mr. Bennett has been charged with securities fraud in connection with this matter and various actions have been filed against Refco, Inc. Thereafter, on October 13, 2005, Refco Inc. announced that the liquidity within Refco Capital Markets, Ltd. ("RCM") was no longer sufficient to continue operations and that RCM had imposed a fifteen (15) day moratorium on all of its activities in an attempt to protect the value of that enterprise. On October 18, 2005, Refco, Inc. and RCM, filed for bankruptcy protection in the Southern District of New York. A portion of the Fund's assets (less than 3%, based upon current market value) are exposed to RCM through the Fund's investment in the SPhinX Managed Futures Fund SPC (the "SPhinX Fund"), for which RCM served as foreign currency broker.

Attached as Exhibit 99.1 to this Form 8-K, and incorporated herein by reference, is a Notice to Investors that was distributed by the Fund on October 17, 2005; that portion of the Notice to Investors which details changes in the composition of the Managers and Officers of the general partner was previously the subject of the Fund's filing on Form 8-K dated October 14, 2005. Attached as Exhibit
99.2 to this Form 8-K, and incorporated herein by reference, is a Notice to Investors that was distributed by the Fund on October 18, 2005, concerning RCM's filing for bankruptcy protection.

In light of the events outlined herein, the SPhinX Fund is in the process of moving all of the assets from Refco, LLC, and has engaged Lehman Brothers and its affiliated entities to act as futures commission merchant. As of the close of business on October 17, 2005, the SPhinX Fund no longer has assets on deposit with Refco, LLC. The SPhinX Fund plans to move the remaining assets held at RCM if and when such assets become available.

The General Partner does not believe that these actions will have a material impact upon the operations of the Fund or the SPhinX Fund, or either's ability to satisfy a request for redemption. In this regard, the operations of the Fund and the SPhinX Fund, including the trading activities of the underlying asset managers, have continued with minimal interruption. Investors are cautioned, however, that there can be no assurances (i) that the SPhinX Fund will have access to any or all of its assets in accounts held at RCM, (ii) with respect to the amount or value of those assets, when and if the SPhinX Fund obtains them, or (iii) the effect upon the SPhinX Fund of future actions by RCM or others, any of which may ultimately impact the SPhinX Fund's ability to value that portion of its assets held at RCM and/or delay the payment of an investor's pro rata share of such assets upon redemption.

In particular, the SPhinX Fund has informed the Fund that, with respect to redemptions made as of October 14, 2005 or any date thereafter, the SPhinX Fund intends to make payment in the ordinary course with respect to not less than 95% of the proceeds of such redemptions, while reserving the payment of not more than 5% of the proceeds until such time as it may establish a reasonable valuation with respect to the foreign currency contracts to which RCM is the counterparty. As such, the Fund may reserve payment with respect to not more than 5% of any redemption proceeds until these monies are remitted to the Fund by the SPhinX Fund.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)      EXHIBITS

         99.1     Notice to Investors dated October 17, 2005.

         99.2     Notice to Investors dated October 18, 2005.

This Current Report on Form 8-K, including the documents incorporated by reference herein, contains forward-looking statements within the meaning of
Section 21A of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of the 1995. In this Current Report on Form 8-K, including the documents incorporated by reference herein, all statements other than statements of historical fact are forward looking statements that involve risks and uncertainties and actual results could differ. These forward-looking statements are based on assumptions that we have made in light of our experience and on our perceptions of historical events, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements have a reasonable basis, you should be aware that numerous factors, including the outcome of Refco Inc.'s Audit Committee's investigation; its ability to obtain financing arrangement or alternatives; changes in domestic and international market conditions; competition; its ability to attract and retain customers; its relationships with introducing brokers; retention of its management team; its ability to manage its growth or integrate future acquisitions, its exposure to significant credit risks with respect to its customers, international operations and exchange membership requirements, the effectiveness of compliance and risk management methods, potential litigation or investigations, employee or introducing broker misconduct or errors, reputational harm, and changes in capital requirements, could cause actual results to differ materially from our expectations. Because of these factors, we caution that you should not place undue reliance on any of our forward-looking statements. Further, any forward looking statement speaks only as of today. It is impossible for us to predict how new events or developments may affect us. We disclaim any intention or obligation to update or revise any forward-looking statements, either to reflect new information or developments or for any other reason.

                                    SIGNATURE

                                              S&P Managed Futures Index Fund, LP
                                                 By: RefcoFund Holdings, LLC,
                                                      as General Partner


                                                         (Registrant)

                                              By: /s/ Richard C. Butt
                                              -----------------------

Date:   October 18, 2005                      Name: Richard C. Butt
                                              Title: President and Manager